Income taxes	12 Months Ended
Mar. 31, 2015
Income Tax Disclosure [Abstract]
Income taxes
21.	Income taxes

Domestic and foreign components of income (loss) before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2013	2014	2015
Income (loss) before income taxes:
Sony Corporation and all subsidiaries in Japan	182,170	98,152	(88,855)
Foreign subsidiaries	59,914	(72,411)	128,584

	242,084	25,741	39,729

Income taxes — Current:
Sony Corporation and all subsidiaries in Japan	34,288	41,339	40,321
Foreign subsidiaries	41,446	59,904	40,430

	75,734	101,243	80,751

Income taxes — Deferred:
Sony Corporation and all subsidiaries in Japan	75,149	(6,330)	(3,306)
Foreign subsidiaries	(10,485)	(331)	11,288

	64,664	(6,661)	7,982

Total income tax expense	140,398	94,582	88,733

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended March 31
	2013	2014	2015
Statutory tax rate	38.3%	38.3%	36.0%
Non-deductible expenses	1.3	8.9	16.1
Income tax credits	(1.4)	(2.1)	(1.4)
Change in statutory tax rate	(2.0)	3.6	(66.7)
Change in valuation allowances	23.2	365.7	221.1
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	(0.7)	0.2	17.4
Lower tax rate applied to life and non-life insurance business in Japan	(3.2)	(31.0)	(24.6)
Foreign income tax differential	3.3	25.7	(79.7)
Adjustments to tax reserves	(3.2)	58.3	(23.1)
Effect of equity in net income (loss) of affiliated companies	0.1	9.0	0.1
Tax benefit related to intraperiod tax allocation	—	(111.9)	(27.2)
Impairment of goodwill related to mobile communications business	—	—	159.5
Other	2.3	2.7	(4.2)

Effective income tax rate	58.0%	367.4%	223.3%

In March 2014, the Japanese legislature enacted tax law changes which included lowering the national corporate tax rate. As a result, the statutory tax rate from fiscal year ended March 31, 2015 onward is approximately 36%. This tax law change did not have a material impact on Sony’s results of operations.

In March 2015, the Japanese legislature enacted tax law changes which included further lowering of the national corporate tax rate, limiting the annual use of net operating loss carryforwards to 65% of taxable income for the periods ending March 31, 2016 and 2017 and to 50% of taxable income for periods beginning on or after April 1, 2017, and increasing the net operating loss carryforward period from nine to ten years for losses incurred in the tax years beginning on or after April 1, 2017. As a result, the statutory tax rate from the fiscal year ending March 31, 2016 onward is approximately 33%. The limitation on the use of net operating loss carryforwards, however, may result in cash tax payments being due if there is taxable income in Japan even though Sony Corporation and its national tax filing group in Japan have significant net operating loss carryforwards available. In addition, the limitation on the use of losses, when combined with the relatively short carryforward period, increases the risk of some net operating loss carryforwards expiring unutilized. The impact of the tax law changes resulted in a net deferred tax benefit of 26,588 million yen for the fiscal year ended March 31, 2015, primarily due to a reduction to the deferred tax liabilities in the insurance business in Japan.

Under the accounting guidance for intraperiod tax allocation, Sony is required to consider all items of income (including items recorded in other comprehensive income) in determining the amount of tax benefit that should be allocated to a loss from continuing operations. During the fiscal years ended March 31, 2014 and 2015, Sony Corporation and its national tax filing group in Japan and certain other jurisdictions incurred a loss from continuing operations while also recording other comprehensive income. As a result, Sony allocated 28,797 million yen and 10,799 million yen of tax benefit to continuing operations, respectively, which was exactly offset by additional income tax expense in other comprehensive income. The total income tax provision did not change and these jurisdictions continue to be impacted by the full valuation allowance on deferred tax assets.

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2014	2015
Deferred tax assets:
Operating loss carryforwards for tax purposes	601,065	550,824
Accrued pension and severance costs	87,657	89,797
Film costs	133,050	177,741
Warranty reserves and accrued expenses	88,409	103,695
Future insurance policy benefits	25,187	25,304
Inventory	32,762	35,478
Depreciation	52,994	57,140
Tax credit carryforwards	74,544	105,645
Reserve for doubtful accounts	6,590	9,455
Impairment of investments	34,663	22,444
Deferred revenue in the Pictures segment	26,826	24,438
Other	164,082	165,552

Gross deferred tax assets	1,327,829	1,367,513
Less: Valuation allowance	(1,027,530)	(1,077,622)

Total deferred tax assets	300,299	289,891

Deferred tax liabilities:
Insurance acquisition costs	(154,474)	(150,677)
Future insurance policy benefits	(98,118)	(112,996)
Unbilled accounts receivable in the Pictures segment	(67,118)	(83,472)
Unrealized gains on securities	(75,467)	(94,065)
Intangible assets acquired through stock exchange offerings	(27,253)	(24,927)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(27,640)	(35,076)
Investment in M3	(38,049)	(37,342)
Other	(78,922)	(66,556)

Gross deferred tax liabilities	(567,041)	(605,111)

Net deferred tax liabilities	(266,742)	(315,220)

Based on the weight of the available positive and negative evidence, for the fiscal year ended March 31, 2015, Sony continued to maintain valuation allowances against the deferred tax assets at Sony Corporation and its national tax filing group in Japan, as well as at Sony Americas Holding Inc. (“SAHI”) and its consolidated tax filing group, Sony Mobile Communications in Sweden, Sony Europe Limited (“SEU”) in the U.K. and certain subsidiaries in other tax jurisdictions.

The net changes in the total valuation allowance were increases of 63,014 million yen, 96,283 million yen and 50,092 million yen for the fiscal years ended March 31, 2013, 2014 and 2015, respectively.

The increase in the valuation allowance during the fiscal year ended March 31, 2014 was primarily due to continuing losses at Sony Corporation and its national tax filing group in Japan and SAHI and its consolidated tax filing group in the U.S. In addition, certain other foreign subsidiaries recorded valuation allowances against their deferred tax assets.

The increase in the valuation allowance during the fiscal year ended March 31, 2015 was primarily due to increasing tax credit carryforwards at SAHI and its consolidated tax filing group in the U.S and continuing losses at Sony Corporation and its national tax filing group in Japan.

Net deferred tax assets (net of valuation allowance) and liabilities are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2014	2015
Current assets — Deferred income taxes	53,068	47,788
Other assets — Deferred income taxes	105,442	89,637
Current liabilities — Other	(14,356)	(6,769)
Long-term liabilities — Deferred income taxes	(410,896)	(445,876)

Net deferred tax liabilities	(266,742)	(315,220)

At March 31, 2015, deferred income taxes have not been provided on undistributed earnings of foreign subsidiaries and corporate joint ventures not expected to be remitted in the foreseeable future totaling 472,418 million yen, and on the gain of 61,544 million yen on a subsidiary’s sale of stock arising from the issuance of common stock of Sony Music Entertainment (Japan) Inc. (“SMEJ”) in a public offering to third parties in November 1991, as Sony does not anticipate any significant tax consequences on the possible future disposition of its investment based on its tax planning strategies.

At March 31, 2015, Sony has operating loss carryforwards for tax purposes, the tax effect of which totaled 550,824 million yen, which will be available as an offset against future taxable income on tax returns to be filed in various tax jurisdictions. With the exception of 155,704 million yen with no expiration period, substantially all of the total operating loss carryforwards expire at various periods between the fiscal years ending March 31, 2016 and 2024, and the remaining amounts expire in periods up to 20 years depending on the jurisdiction.

Tax credit carryforwards for tax purposes at March 31, 2015 amounted to 105,645 million yen. With the exception of 16,075 million yen with no expiration period, total available tax credit carryforwards expire at various dates primarily between the fiscal year ending March 2016 and 2025 (a 10 year carryforward period).

A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2013	2014	2015
Balance at beginning of the fiscal year	288,311	191,886	214,795
Reductions for tax positions of prior years	(11,533)	(19,696)	(2,898)
Additions for tax positions of prior years	8,980	9,325	9,532
Additions based on tax positions related to the current year	27,849	21,877	3,740
Settlements	(140,813)	(6,687)	(75,272)
Lapse in statute of limitations	(7,495)	(4,643)	(4,320)
Foreign currency translation adjustments	26,587	22,733	11,768

Balance at end of the fiscal year	191,886	214,795	157,345

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	72,947	93,098	93,538

The major changes, including settlements, in the total gross amount of unrecognized tax benefit balances relate to transfer pricing adjustments, including as a result of the Bilateral Advance Pricing Agreements (“APAs”) and competent authority requests filed for certain subsidiaries in the MC, G&NS IP&S, HE&S, and Devices segments and All Other, with respect to the intercompany cross-border transactions. The APAs include agreements between Sony and two taxing authorities under the authority of the mutual agreement procedure specified in income tax treaties. Sony reviews its estimated tax expense based on the progress made in these procedures, and the progress of transfer pricing audits generally, and makes adjustments to its estimates as necessary. In addition, the APA’s are government to government negotiations, and therefore it is possible that the final outcomes of the agreements may differ from Sony’s current assessment of the more-likely-than-not outcomes of such agreements.

During the fiscal year ended March 31, 2013, Sony reversed 3,935 million yen of interest expense and 367 million yen of penalties.

During the fiscal year ended March 31, 2014, Sony reversed 2,699 million yen of interest expense and recorded 352 million yen of penalties. At March 31, 2014, Sony had recorded liabilities of 6,553 million yen and 4,060 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2015, Sony recorded 290 million yen of interest expense and reversed 376 million yen of penalties. At March 31, 2015, Sony had recorded liabilities of 6,843 million yen and 3,684 million yen for the payments of interest and penalties, respectively.

Sony operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited by Japanese and foreign taxing authorities. As a result of audit settlements, the conclusion of current examinations, the expiration of the statute of limitations in several jurisdictions and other reevaluations of Sony’s tax positions, it is expected that the amount of unrecognized tax benefits will change in the next twelve months. Accordingly, Sony believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to 4,787 million yen within the next twelve months.

Sony remains subject to examinations by Japanese taxing authorities for tax years from 2008 through 2014, and by the U.S. and other material foreign taxing authorities for tax years from 1998 through 2014.